Fair Value Measurements	12 Months Ended
Apr. 29, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

6. Fair Value Measurements

Under the authoritative guidance for fair value measurements, fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The authoritative guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. The categorization of financial assets and financial liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The hierarchy is broken down into three levels defined as follows:

  Level 1 – Inputs are quoted prices in active markets for identical assets or liabilities.

  Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs (other than quoted prices) that are observable for the asset or liability, either directly or indirectly.

  Level 3 – Inputs are unobservable for the asset or liability.

See the section below titled Valuation Techniques for further discussion of how the Company determines fair value for investments.

Assets and Liabilities That Are Measured at Fair Value on a Recurring Basis

The authoritative guidance is principally applied to financial assets and liabilities such as marketable equity securities and debt securities that are classified and accounted for as trading, available-for-sale, and derivative instruments. Derivatives include cash flow hedges, freestanding derivative forward contracts, and interest rate swaps. These items are marked-to-market at each reporting period. The information in the following paragraphs and tables primarily addresses matters relative to these financial assets and liabilities.

The following tables provide information by level for assets and liabilities that are measured at fair value on a recurring basis:

		Fair Value Measurements
	Fair Value at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Assets:
Corporate debt securities	$1,961	$-	$1,944	$17
Auction rate securities	133	-	-	133
Mortgage-backed securities	785	-	750	35
U.S. government and agency securities	2,756	1,453	1,303	-
Foreign government and agency securities	131	-	131	-
Certificates of deposit	119	-	119	-
Other asset-backed securities	349	-	343	6
Marketable equity securities	237	237	-	-
Exchange-traded funds	39	39	-	-
Derivative assets	130	21	109	-
Total assets	$6,640	$1,750	$4,699	$191

Liabilities:
Derivative liabilities	$303	$303	$-	$-
Total liabilities	$303	$303	$-	$-

		Fair Value Measurements
	Fair Value at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Assets:
Corporate debt securities	$2,134	$-	$2,118	$16
Auction rate securities	142	-	-	142
Mortgage-backed securities	717	-	678	39
U.S. government and agency securities	2,753	782	1,971	-
Foreign government and agency securities	119	-	119	-
Certificates of deposit	256	-	256	-
Other asset-backed securities	313	-	297	16
Marketable equity securities	1	1	-	-
Exchange-traded funds	30	30	-	-
Derivative assets	296	265	31	-
Total assets	$6,761	$1,078	$5,470	$213

Liabilities:
Derivative liabilities	$47	$47	$-	$-
Total liabilities	$47	$47	$-	$-

Valuation Techniques

Financial assets that are classified as Level 1 securities include highly liquid government bonds within the U.S. government and agency securities, marketable equity securities, and exchange-traded funds for which quoted market prices are available. In addition, the Company has determined that foreign currency forward contracts are included in Level 1 as these are valued using quoted market prices in active markets which have identical assets or liabilities.

The valuation for most fixed maturity securities are classified as Level 2. Financial assets that are classified as Level 2 include corporate debt securities, U.S. government and agency securities, foreign government and agency securities, certificates of deposit, other asset-backed securities, and certain mortgage-backed securities whose value is determined using inputs that are observable in the market or can be derived principally from or corroborated by observable market data such as pricing for similar securities, recently executed transactions, cash flow models with yield curves, and benchmark securities. In addition, the Company determined that interest rate swaps are included in Level 2 as the Company uses inputs other than quoted prices that are observable for the asset. The Level 2 derivative positions are primarily valued using standard calculations and models that use readily observable market data as their basis.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies, or similar techniques, and at least one significant model assumption or input is unobservable. Level 3 financial assets also include certain investment securities for which there is limited market activity such that the determination of fair value requires significant judgment or estimation. Level 3 investment securities primarily include certain corporate debt securities, auction rate securities, certain mortgage-backed securities, and certain other asset-backed securities for which there was a decrease in the observability of market pricing for these investments. At April 29, 2011, these securities were valued primarily using broker pricing models that incorporate transaction details such as contractual terms, maturity, timing, and amount of expected future cash flows, as well as assumptions about liquidity and credit valuation adjustments of marketplace participants.

The Company reviews the fair value hierarchy classification on a quarterly basis. Changes in the ability to observe valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy. The Company's policy is to recognize transfers into and out of levels within the fair value hierarchy at the end of the fiscal quarter in which the actual event or change in circumstances that caused the transfer occurs. There were no significant transfers between Level 1, Level 2, or Level 3 during the fiscal years ended April 29, 2011 or April 30, 2010. When a determination is made to classify an asset or liability within Level 3, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table provides a reconciliation of the beginning and ending balances of items measured at fair value on a recurring basis in the tables above that used significant unobservable inputs (Level 3):

	Fiscal Year
(in millions)	2011	2010
Beginning Balance	$213	$205
Total realized losses and other-than-temporary impairment losses included in earnings	(6)	(9)
Total unrealized gains included in other comprehensive income	27	58
Net purchases, issuances, and settlements	(43)	(41)
Ending Balance	$191	$213

Assets and Liabilities That Are Measured at Fair Value on a Nonrecurring Basis

Non-financial assets such as goodwill, intangible assets, and property, plant, and equipment are measured at fair value when there is an indicator of impairment and recorded at fair value only when an impairment is recognized.

The Company holds investments in equity and other securities that are accounted for using the cost or equity method, which are classified as long-term investments in the consolidated balance sheets. The aggregate carrying amount of these investments approximated $656 million at April 29, 2011 and $542 million at April 30, 2010. These cost or equity method investments are measured at fair value on a nonrecurring basis. The fair value of the Company's cost or equity method investments is not estimated if there are no identified events or changes in circumstance that may have a significant adverse effect on the fair value of these investments. During fiscal years 2011, 2010, and 2009, the Company determined that the fair values of certain cost method investments were below their carrying values and that the carrying values of these investments were not expected to be recoverable within a reasonable period of time. As a result, the Company recognized $24 million, $40 million, and $4 million in impairment charges in fiscal years 2011, 2010, and 2009, respectively. The impairment charges related to the cost method investments were recorded in other expense, net in the consolidated statements of earnings. These investments fall within Level 3 of the fair value hierarchy, due to the use of significant unobservable inputs to determine fair value, as the investments are privately-held entities without quoted market prices. To determine the fair value of these investments, the Company used all pertinent financial information that was available related to the entities, including financial statements and market participant valuations from recent and proposed equity offerings.

The Company assesses the impairment of intangible assets annually or whenever events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. The aggregate carrying amount of intangible assets approximated $2.777 billion as of April 29, 2011 and $2.559 billion as of April 30, 2010. These assets are measured at fair value on a nonrecurring basis. The fair value of the Company's intangible assets is not estimated if there is no change in events or circumstances that indicate the carrying amount of an intangible asset may not be recoverable. During fiscal year 2011, the Company determined that changes in events and circumstances indicated that the carrying amounts of certain intangible assets may not be fully recoverable. To determine the impairment, the Company calculated the excess of the intangible asset's carrying value over its fair value utilizing a discounted future cash flow analysis. As a result of the analysis performed in fiscal year 2011, the fair values of the intangible assets were deemed to be less than the carrying values, resulting in pre-tax impairment losses of $28 million of which $19 million is related to the fiscal year 2011 restructuring initiative and was recorded in restructuring charges and $9 million was recorded in other expense, net in the Company's consolidated statement of earnings. The Company did not record any intangible asset impairments during fiscal years 2010 or 2009. The inputs used in the fair value analysis fall within Level 3 of the fair value hierarchy due to the use of significant unobservable inputs to determine fair value.

The Company assesses the impairment of property, plant, and equipment whenever events or changes in circumstances indicate that the carrying amount of property, plant, and equipment assets may not be recoverable. As part of the Company's restructuring initiatives, the Company recorded property, plant, and equipment impairments of $13 million, $8 million, and $7 million during fiscal years 2011, 2010, and 2009, respectively. For further discussion of the restructuring initiatives refer to Note 3.

Financial Instruments Not Measured at Fair Value

The estimated fair value of the Company's long-term debt, including the short-term portion, at April 29, 2011 was $8.524 billion compared to a principal value of $8.096 billion, and $10.047 billion compared to a principal value of $9.711 billion at April 30, 2010. Fair value was estimated using quoted market prices for the same or similar instruments. The fair values and principal values consider the terms of the related debt and exclude the impacts of debt discounts and derivative/hedging activity.